NuVasive, Inc. Second Quarter 2016 Results Supplemental Presentation to Earnings Press Release July 26, 2016 Exhibit 99.2

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Forward-Looking Statements
NuVasive
cautions
you
that
statements
included
in
this
presentation
that
are
not
a
description
of
historical
facts
are
forward-looking
statements
that
involve
risks,
uncertainties,
assumptions
and
other
factors
which,
if
they
do
not
materialize
or
prove
correct,
could
cause
NuVasive’s
results
to
differ
materially
from
historical
results
or
those
expressed
or
implied
by
such
forward-looking
statements.
In
addition,
this
presentation
contains
selected
financial
results
from
the
second
quarter
2016,
as
well
as
projections
for
2016
financial
guidance
and
longer-term
financial
performance
goals.
The
numbers
for
the
second
quarter
2016
are
prior
to
the
completion
of
review
procedures
by
the
Company’s
external
auditors
and
are
subject
to
adjustment.
In
addition,
the
Company’s
projections
for
2016
financial
guidance
and
longer-term
financial
performance
goals
represent
current
estimates,
including
initial
estimates
of
the
potential
benefits,
synergies
and
cost
savings
associated
with
acquisitions,
which
are
subject
to
the
risk
of
being
inaccurate
because
of
the
preliminary
nature
of
the
forecasts,
the
risk
of
further
adjustment,
or
unanticipated
difficulty
in
selling
products
or
generating
expected
profitability.
The
potential
risks
and
uncertainties
that
could
cause
actual
growth
and
results
to
differ
materially
include,
but
are
not
limited
to:
the
risk
that
NuVasive’s
revenue
or
earnings
projections
may
turn
out
to
be
inaccurate
because
of
the
preliminary
nature
of
the
forecasts;
the
risk
of
further
adjustment
to
financial
results
or
future
financial
expectations;
unanticipated
difficulty
in
selling
products,
generating
revenue
or
producing
expected
profitability;
the
risk
that
acquisitions
will
not
be
integrated
successfully
or
that
the
benefits
and
synergies
from
the
acquisition
may
not
be
fully
realized
or
may
take
longer
to
realize
than
expected;
and
those
other
risks
and
uncertainties
more
fully
described
in
the
Company’s
news
releases
and
periodic
filings
with
the
Securities
and
Exchange
Commission.
NuVasive’s
public
filings
with
the
Securities
and
Exchange
Commission
are
available
at
www.sec.gov.
The
forward-
looking
statements
contained
herein
are
based
on
the
current
expectations
and
assumptions
of
NuVasive
and
not
on
historical
facts.
NuVasive
assumes
no
obligation
to
update
any
forward-looking
statement
to
reflect
events
or
circumstances
arising
after
the
date
on
which
it
was
made.

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Non-GAAP Financial Measures
Management
uses
certain
non-GAAP
financial
measures
such
as
non-GAAP
earnings
per
share,
non-GAAP
net
income,
non-GAAP
operating
expenses
and
non-GAAP
operating
profit
margin,
which
exclude
amortization
of
intangible
assets,
purchase
accounting
related
charges,
leasehold
related
charges,
integration
related
expenses
associated
with
acquired
businesses,
one-time
restructuring
and
acquisition
related
items,
CEO
transition
related
costs,
certain
litigation
charges,
non-cash
interest
expense
and/or
losses
on
convertible
notes,
and
the
impact
from
taxes
related
to
these
items,
including
those
taxes
that
would
have
occurred
in
lieu
of
these
items.
Management
also
uses
certain
non-GAAP
measures
which
are
intended
to
exclude
the
impact
of
foreign
exchange
currency
fluctuations.
The
measure
constant
currency
is
the
use
of
an
exchange
rate
that
eliminates
fluctuations
when
calculating
financial
performance
numbers.
The
Company
also
uses
measures
such
as
free
cash
flow,
which
represents
cash
flow
from
operations
less
cash
used
in
the
acquisition
and
disposition
of
capital.
Additionally,
the
Company
uses
an
adjusted
EBITDA
measure
which
represents
earnings
before
interest,
taxes,
depreciation
and
amortization
and
excludes
the
impact
of
stock-based
compensation,
purchase
accounting
related
changes,
leasehold
related
charges,
integration
related
expenses
associated
with
acquired
businesses,
CEO
transition
related
costs,
certain
litigation
liabilities,
acquisition
related
items
and
other
significant
one-time
items.
Management
calculates
the
non-GAAP
financial
measures
provided
in
this
earnings
release
excluding
these
costs
and
uses
these
non-GAAP
financial
measures
to
enable
it
to
further
and
more
consistently
analyze
the
period-to-period
financial
performance
of
its
core
business
operations.
Management
believes
that
providing
investors
with
these
non-GAAP
measures
gives
them
additional
information
to
enable
them
to
assess,
in
the
same
way
management
assesses,
the
Company’s
current
and
future
continuing
operations.
These
non-GAAP
measures
are
not
in
accordance
with,
or
an
alternative
for,
GAAP,
and
may
be
different
from
non-GAAP
measures
used
by
other
companies.
This
presentation
is
intended
to
accompany
the
Company’s
second
quarter
2016
earnings
announcement,
which
includes
financial
results
reported
on
a
GAAP
and
non-GAAP
basis.
For
reconciliations
of
non-GAAP
financial
measures
to
the
comparable
GAAP
financial
measure,
please
refer
to
the
earnings
announcement,
as
well
as
supplemental
financial
information
posted
on
the
Investor
Relations
section
of
the
Company’s
corporate
website
at
www.nuvasive.com.

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Double-digit revenue growth and increase in full year 2016 guidance
Second Quarter 2016 Performance Highlights*
Reported double-digit revenue growth of 16.4% to $236.2M, or 16.1%
constant
currency;
excluding
NuVasive
Specialized
Orthopedics,
Inc
(NSO),
core revenue grew 9.0%, or 8.6% constant currency
Delivered ongoing profitability improvement with GAAP operating profit margin of 25.4%; non-GAAP operating profit margin expansion to 15.9% or 60 bps; excluding NSO impact, non-GAAP operating profit margin was 16.2%
Drove GAAP diluted earnings per share of $0.57; non-GAAP diluted earnings per share up 28% to $0.40
Increased full year 2016 guidance: revenue growth of 18.6% to $962.0M, or
~18.5% constant currency; non-GAAP operating profit margin to ~16.0%;
adjusted EBITDA margin to ~25.4%; and non-GAAP diluted earnings per share of $1.64, a 25.0% increase

Another strong quarter, outperforming the spine market and delivering double-
digit revenue growth while expanding our operating profitability year over year
*Performance growth reflects comparison to prior year period; for additional details regarding full year 2016 guidance, see slide 14.

©2016 NuVasive®, Inc.
Operational excellence
delivering significant
margin expansion
Driving organic growth
with numerous inorganic
opportunities available
Industry disruptor
adding value and
addressing unmet needs
NuVasive’s
Formula for Success
Fueling 2016 strategic agenda with proven approach to win
©2016 NuVasive®, Inc.

iGA
Integrated Global Alignment
PRESERVATION / RESTORATION
CALCULATE
CORRECT
CONFIRM

OSTEOCEL PRO

NVM5

©2016 NuVasive®, Inc.
Second Quarter 2016 Revenue Highlights
U.S. SPINAL HARDWARE
Includes All Implants, Fixation, MAGEC®
& PRECICE®
Up 18.3% in 2Q16
Key Performance Factors:
Continued Adoption of Core Product
Areas within iGA
Platform, Strength
Across All Procedural Categories, and
Addition of NSO Portfolio
U.S. SURGICAL SUPPORT
Up 3.5% in 2Q16
Key Performance Factors:
Driven By Growth in M5
Neuromonitoring
Disposables
INTERNATIONAL
Up 33.3%
*
in 2Q16
Includes Puerto Rico
Key Performance Factors:
Strong Growth In EMEA and
AsiaPac
Regions
Strong revenue performance in key growth areas
*Constant currency basis
Includes Biologics, IOM Services
& Disposables
©2016 NuVasive®, Inc.

©2016 NuVasive®, Inc.
Non-GAAP Measures
2Q16
Actuals
2Q16 YoY
Performance Factors
Gross Margin
77.8%
170
bps driven
by med device tax repeal &
favorable contribution from NSO
Sales, Marketing
& Admin.
56.9%
40
bps driven by addition of NSO
Results included ~70 bps headwind from
non-cash share-based compensation
Research & Development
5.0%
70
bps driven by investments
in core
NUVA platform, NSO
technology
&
procedural offerings
Operating Profit Margin
15.9%
60 bps improvement from prior year while
increasing investment in R&D by ~70 bps.
Results included ~70 bps headwind from
non-cash share-based compensation
EPS
$0.40
$0.09; ~28% YoY
growth
Adjusted
EBITDA Margin
25.3%
40 bps
Operating leverage story continues to play out
Second Quarter 2016 P&L Performance
©2016 NuVasive®, Inc.

Driving Improved Financial Profile
Disciplined approach to driving profitability
resulting in meaningful improvements in
Adjusted EBITDA profile
Future initiatives
•
Significantly reducing inventory days
on hand
•
Reducing CapEx
burn from ~9% to
~6% of revenue over time through
better set configuration and
utilization
Incremental focus on improving the
working capital profile and CapEx
spending will drive incremental
gains in the free cash profile of the
company
*NuVasive financial performance guidance as of July 26, 2016
*
Improving Adjusted EBITDA profile
©2016 NuVasive®, Inc.

$144
$167
$204
~$236
~$244
$125
$145
$165
$185
$205
$225
$245
$265
2013
2014
2015
2016E
Adjusted EBITDA
(In Millions)

©2016 NuVasive®, Inc.
Improving Non-GAAP Operating Profit Margin
Driving Improved Financial Profile
FY13-16: 680 bps improvement
•
Long term commitment to drive at
least 100 bps of improvement
annually in the core business
•
Longer term goal of 25% with key
levers identified
–
Sales force efficiencies
–
International scalability
–
In-house manufacturing
–
Asset efficiencies
*Includes 100 bps of headwinds due to NSO acquisition
Increased focus on driving improved
profitability through disciplined
spending and improved efficiencies in
core business while adding acquired
businesses that complement the
overall financial goals
9.2%
11.4%
15.4%
15.8%
~16%
©2016 NuVasive®, Inc.

0%
5%
10%
15%
20%
2013
2014
2015
2016E
Non-GAAP Operating
Profit Margin
*

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Driving Improved Tax Rate

Increased focus on driving improved tax rate through international scale and domestic tax planning
*NuVasive financial performance guidance as of July 26, 2016
42%
37%
34%
32%
30%
28%
25%
27%
29%
31%
33%
35%
37%
39%
41%
43%
2015
2016E
2017E
2018E
2019E
2020E
Long Term Tax Rate Goals
Operational Improvements
Taking Hold
•
Global tax planning initiatives are
playing through
•
International scale being realized
•
IP migration plans being deployed
•
Building localized capabilities in
country
•
In addition, adoption of Accounting
Policy Changes benefiting rate in
near term
Opportunity to drive non-GAAP
effective tax rate lower by
~1,400 bps over 5 years
*

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Accelerates
NuVasive’s
transition
from
a
spine
implant
company
to
a
spine
solutions
company
offering
a
broad
range
of
integrated
capabilities
to
deliver
robust
improved
clinical and economic outcomes for patients and hospitals.
•
Delivers
Clinical
Fulfillment:
Enhances
NuVasive’s
spine
service
line
partnership
offering for health system customers, by supporting clinical fulfillment through enhanced surgical monitoring and oversight capabilities
•
Doubles U.S. Service Footprint: Grows coverage and capabilities in key, complementary market.
Moves from 45,000+ cases to 75,000 cases annually
•
Creates the Standard of Care:
Able to further deliver high standard of care and
increase the breadth of differentiated products and services offered to health systems as they seek to build out their spine service line, improving the clinical and economic value of our procedurally-integrated offerings
•
Attractive financial profile: Expected to be immediately accretive to non-GAAP earnings per share (EPS) in 2016 and significantly accretive in 2017 and beyond
Strategic Milestone: Completed Biotronic
NeuroNetwork
Acquisition

Biotronic, combined with IMI, creates NuVasive Clinical Services – the nation’s leading intraoperative neuromonitoring services provider

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Strategic Milestone: Medtronic Settlement
General
•
Reached a definitive agreement with Medtronic to settle over 8 years of ongoing patent litigation between the two companies
•
Removes associated expense of the legal proceedings and provides a clear protocol for resolution of potential patent disputes in the future
•
Removes the overhang of the litigation, allowing NuVasive to operate freely in the marketplace, covering our current portfolio and providing for a standstill for future potential products, such as imaging and navigation
Financial
•
NuVasive
agreed to pay Medtronic $45 million, which is significantly lower than the Company’s reserve of $88.3 million (as of last quarter); sufficient liquidity to cover payment
•
Settlement payment to be made in Q3
•
Reduces the risk of on-going litigation as well as the incurred costs of this type of patent litigation

The remaining
~$0.08/share impact on non-
GAAP EPS will be recorded in
the second half of 2016
(~$0.04 each in Q3/Q4)
ASU 2016-09 –
Share-Based Compensation
Background:
New
FASB
guidance
issued
in
March
2016
that
requires
mandatory
adoption
in
2017,
with early adoption permitted. The Company chose to adopt in the second quarter of 2016, which requires adoption effective as of January 1, 2016. The adoption resulted in a recast of previously reported first quarter 2016 results and will have an impact on full-year 2016 results.
The primary impact is on the incremental tax benefit/expense from share-based compensation, which historically would be booked to equity and now impacts the income tax rate. The Company’s
GAAP and non-GAAP financial results are impacted by the adoption.
Q1
$5.5m
$0.11/share
$1.1m
$0.02/share
Q2
$2.7m
$0.05/share
$2.5m
$0.05/share
Financial Impact
For
the three months ended March 31, 2016
As Previously Reported
As Recast
GAAP
diluted loss per share
$(0.18)
$(0.07)
Non-GAAP diluted earnings per share
$0.31
$0.34
GAAP
*
*
Per
share
amounts
reflect
impact
of
rounding
©2016 NuVasive®, Inc.

Non-GAAP

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
FY16 Guidance
Performance
Drivers
Revenues
•
As reported
~$962.0M, ~18.5%
YoY
growth^
~$53M NSO contribution, ~$27M Biotronic; ~$1M currency impact
•
U.S. Spinal Hardware
•
U.S. Surgical
Support
•
International
~16.6% YoY
growth
~14.2% YoY
growth
~37.7% YoY
growth
Strong expected lumbar, cervical and NSO product performance
Biotronic
contribution as of July
1, 2016
~36% constant currency impact; comprised
of core NuVasive
growth
of ~20%,
NSO product growth of ~17%
Non-GAAP
Gross Margin
~76.4%
~40 bps increase due to 2-year suspension of med device tax, partially offset by the lower gross margin profile
of Biotronic
Non-GAAP Sales, Marketing
&
Admin.
~55.4%
~100 bps improvement driven
by core NuVasive asset and
sales
force efficiencies,
support function management, International
scale; partial
improvement related to SM&A profile of Biotronic
Non-GAAP Research &
Development
~5.1%
~80 bps increase in
organic and inorganic investment in innovation
Non-GAAP Operating Profit
Margin
~16.0%
~150 bps
of core NuVasive margin improvement,
primarily offset
by NSO investment
Non-GAAP Earnings Per Share
~$1.64
~25% YoY
growth
Adjusted
EBITDA Margin
~25.4%
~20 bps
increase
Non-GAAP Effective Tax Rate
~37.0%
~500
bps improvement from 42% in 2015; ASU adoption 2016-09
Non-GAAP
diluted WASO
~52.0M shares
Increased from ~51.3M shares due to higher share price impact on remaining 2017 convertible note dilution;
ASU adoption
2016-09
Reflects impact of acquisitions, convertible note issuance, note repurchases, expected currency rates & adoption of the ASU
Full Year 2016 Financial Performance Guidance*

*NuVasive
financial
performance
guidance
as
of
July
26,
2016;
^Constant
currency
as
reported

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Relentless focus on driving shareholder value
Why Invest in NuVasive
Industry-leading innovation and
integrated procedural solutions
enables share-taking and
premium pricing
Drive surgeon conversion,
increase service line
partnerships and expand
services integration
Double International revenue
contribution in coming years
Competitively positioned in large and growing global spine market with favorable transformative dynamics playing to NuVasive strengths
Grow revenues at
multiples of
market in high
single-digit
range*
Achieve ~25%
long-term non-
GAAP operating
profit margin and
~32% adjusted
EBITDA goals*
Optimize tax
structure to help
drive EPS growth
2x the rate of
revenue growth*
Disciplined capital
deployment for
strategic M&A
and partnerships
Set to generate
significant
increases in free
cash flow
*NuVasive financial performance guidance as of July 26, 2016
©2016 NuVasive®, Inc.